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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 24, 2001


                        EME HOMER CITY GENERATION L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   PENNSYLVANIA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


    333-92047-03                                     33-0826938
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


                     1750 POWER PLANT ROAD
                     HOMER CITY, PENNSYLVANIA    15748-8009
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (724) 479-9011


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Items 1 through 4, 6, 8 and 9 are not included because they are not applicable.

Item 5. OTHER EVENTS

        EME Homer City Generation L.P. hereby files its Management's Discussion and Analysis of Results of Operations and Financial Condition. See the attached Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits.


                                  EXHIBIT INDEX

Number    Exhibit
------    -------
99.1      Management's Discussion and Analysis of Results of Operations and
          Financial Condition.




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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized in the City of Irvine, State of California, on the 24th day of September, 2001.


                                    EME HOMER CITY GENERATION L.P.
                                            (Registrant)

                                    General Partner

                                    Mission Energy Westside, Inc.

                                    By: /s/ Kevin M. Smith
                                        -------------------------
                                        Name:  Kevin M. Smith
                                        Title: Vice President






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